SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 28, 2004

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 Marathon Drive, Suite A, Livermore, California	94550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS.

A copy of the press release issued by the Registrant on June 28, 2004 is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

A copy of the consulting agreement, dated July 1, 2004, between the Registrant and Albert Y. Liu, is filed herewith as Exhibit 10.19 and is incorporated herein by reference in its entirety.

A copy of the consulting agreement, dated July 1, 2004, between the Registrant and Eric S. Yeaman, is filed herewith as Exhibit 10.20 and is incorporated herein by reference in its entirety.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.19	Consulting Agreement, dated July 1, 2004, between the Registrant and Albert Y. Liu.

10.20	Consulting Agreement, dated July 1, 2004, between the Registrant and Eric S. Yeaman.

99.1	Press Release of Registrant, dated June 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turnstone Systems, Inc.
(Registrant)

Date:June 28, 2004	By:	/s/ Eric S. Yeaman
(Signature)
Eric S. Yeaman
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.19	Consulting Agreement, dated July 1, 2004, between the Registrant and Albert Y. Liu.

10.20	Consulting Agreement, dated July 1, 2004, between the Registrant and Eric S. Yeaman.

99.1	Press Release of Registrant, dated June 28, 2004